SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

FOX CHASE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	1-32971	33-1145559
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4390 Davisville Road, Hatboro, Pennsylvania 19040

(Address of principal executive offices) (Zip Code)

(215) 682-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2010, the Boards of Directors of Fox Chase Bancorp, Inc. (the “Company”), Fox Chase MHC and Fox Chase Bank adopted a Plan of Conversion and Reorganization pursuant to which Fox Chase Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure. Pursuant to the terms of the Plan, Fox Chase MHC will merge with and into the Company, with the Company as survivor. Additionally, the Company will merge with and into new Fox Chase Bancorp, Inc., a new Maryland corporation that will serve as the holding company for Fox Chase Bank, with new Fox Chase Bancorp as survivor. Shares of the Company’s common stock, other than those held by Fox Chase MHC, will be converted into shares of the new Maryland corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new Maryland holding company will offer shares of its common stock for sale to Fox Chase Bank’s eligible account holders and certain borrowers and to members of the general public in a subscription and community offering in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization. The highest priority will be depositors with qualifying deposits as of December 31, 2008.

The conversion and reorganization will be subject to approval of depositors and certain borrowers of Fox Chase Bank, the Company’s shareholders (including the approval of a majority of the shares held by persons other than Fox Chase MHC) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2010, the Board of Directors of the Company amended Article II, Section 2 of the Company’s Bylaws to permit the Company to hold its 2010 annual meeting of stockholders within 180 days after the end of the Company’s fiscal year. Article II, Section 2 of the Company’s Bylaws previously provided that the Company’s annual meeting of stockholders must be held within 150 days after the end of the Company’s fiscal year.

A copy of the Company’s Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.0	Plan of Conversion and Reorganization

3.2	Amended and Restated Bylaws

99.1	Press release issued March 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2010	By	/s/ ROGER S. DEACON
Roger S. Deacon
Executive Vice President and Chief Financial Officer